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                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
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                                 CURRENT REPORT
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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: MAY 13, 2002
                          ----------------------------
                        (Date of earliest event reported)



                             OVERSEAS PARTNERS LTD.
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             (Exact name of registrant as specified in its charter)


  Islands of Bermuda                  0-11538                        N/A
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(State or other jurisdiction of   (Commission file           (I.R.S. Employer
 incorporation or organization)        Number)              Identification No.)


         Cumberland House, One Victoria Street, Hamilton HM 11, Bermuda
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            (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (441) 295-0788
                                                          -------------------


                                 Not Applicable
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Former name, former address and former fiscal year, if changed since last report

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ITEM 5 - OTHER EVENTS

Effective May 13, 2002 the Board of Directors of Overseas Partners Ltd. ("OPL or the Company") appointed Mark R. Bridges as President and Chief Executive Officer of the Company and appointed both Mr. Bridges and Mark B. Cloutier as members of the Board of Directors. Mr. Cloutier has also been appointed Chief Executive Officer of OPL's wholly owned subsidiary Overseas Partners Re Ltd.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.

Date: May 14, 2002                         OVERSEAS PARTNERS LTD.
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                                           (Registrant)



                                           By: /s/ Mark R. Bridges
                                               -------------------
                                           Mark R. Bridges
                                           President and Chief Executive Officer